Supplement Dated January 31, 2017 to your Prospectus Dated May 2, 2016

The Board of Directors of The Universal Institutional Funds, Inc. have approved a Plan of Liquidation of the Small Company Growth Portfolio (the “Portfolio”). Effective as of the close of business on April 28, 2017, any Contract Value allocated to the Small Company Growth Portfolio Sub-Account will be transferred to the Invesco V.I. Government Money Market Fund Sub-Account.

Due to the liquidation of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 26, 2017. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Effective as of the close of business on April 26, 2017:

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Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may provide us alternative allocation instructions prior to April 26, 2017. If you do not provide alternative allocation instructions prior to April 26, 2017, your enrollment will automatically be updated to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account;

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Asset Rebalancing and/or InvestEase®: If you are enrolled in an Asset Rebalancing and/or InvestEase® Program that includes the Portfolio you may provide us alternative instructions prior to April 26, 2017. If you do not provide us alternative instructions prior to April 26, 2017, we will automatically update your Asset Rebalancing and/or InvestEase® Program to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account;

Effective as of the close of business on April 28, 2017:

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Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Portfolio, the model will be automatically updated at the close of business on April 28, 2017 to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time; and

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Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Portfolio, your income payments will continue to come out of the Portfolio until the Portfolio liquidates at the close of business on April 28, 2017. Upon the Portfolio’s liquidation, all Contract Value in the Portfolio will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to April 28, 2017.

Upon completion of the termination and liquidation of the Small Company Growth Portfolio, all references to the Small Company Growth Portfolio in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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